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                                                       DEUTSCHE ASSET MANAGEMENT
                                             A MEMBER OF THE DEUTSCHE BANK GROUP





CHIEF EXECUTIVE OFFICER
SECTION 906 CERTIFICATION UNDER SARBANES OXLEY ACT





I, Julian Sluyters, certify that:

1. I have reviewed this report, filed on behalf of Small Cap Index Fund, a series of Scudder Investments VIT Funds, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




February 28, 2005                   /s/ Julian Sluyters
                                    Julian Sluyters
                                    Chief Executive Officer
                                    Small Cap Index Fund, a series
                                    of Scudder Investments VIT
                                    Funds

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                                                       DEUTSCHE ASSET MANAGEMENT
                                             A MEMBER OF THE DEUTSCHE BANK GROUP





CHIEF FINANCIAL OFFICER
SECTION 906 CERTIFICATION UNDER SARBANES OXLEY ACT





I, Paul Schubert, certify that:

1. I have reviewed this report, filed on behalf of Small Cap Index Fund, a series of Scudder Investments VIT Funds, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




February 28, 2005                   /s/ Paul Schubert
                                    Paul Schubert
                                    Chief Financial Officer
                                    Small Cap Index Fund, a series
                                    of Scudder Investments VIT
                                    Funds